                                                                     EXHIBIT 4.3

                             eCommercial.com, Inc.

-----          Incorporated under the laws of the State of Nevada          -----
15992     20,000,000 Shares Common Stock Authorized, $.0001 Par Value
-----      2,000,000 Shares Preferred Stock Authorized, No Par Value       -----

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                                                                 CUSIP 27889F105
                                                                 ---------------
                                                  Certain definitions on reverse
This certifies that:
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is the owner of
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            FULLY PAID and NON-ASSESSABLE SHARES OF COMMON STOCK OF
                           SERIES B PREFERRED STOCK

                             eCommercial.com, Inc.

 Transferable on the Books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the Shares represented hereby are subject to the Laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.
              WITNESS the facsimile Seal of the Corporation and
           the facsimile signature of its duly authorized officers.


DATED:

/s/ TOM BLAKELEY                                     /s/ ERIC A. MCAFEE
---------------------------      Corporate Seal      ---------------------------
      PRESIDENT                                            SECRETARY

 RTT Transfers, Inc.
  530 Merchant St.
Vacaville, CA 95688
  (707) 447-0508

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM  --as tenants in common          UNIF GIF MIN ACT -- ______________ Custodian _________________
TEN ENT  --as tenants by the entireties                        (Cust)                (Minor)
JT TEN   --as joint tenants with right
           of survivorship and not as                          under Uniform Gifts to Minors Act_______
            tenants in common                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


For value received,            hereby sell, assign and transfer unto
                    ----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
      -----------------------------

                                  ---------------------------------------------
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK EXCHANGE, PACIFIC STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.